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The Massachusetts
Health & Education
Tax-Exempt
Trust

Annual
Shareholder Report
December 31, 1996



Trust Information

American Stock Exchange Symbol                          MHE
Wall Street Journal Abbrevation                MaHlthEducTr
High Common Stock Price (12/6/96)                    12.500
Low Common Stock Price (4/17/96)                     10.875

Performance Results for the Year

Annual total return based on market price(1)                 15.61%
Annual total return based on net asset value (NAV)(2)         4.23%
Net asset value as of 12/31/96                             $ 13.01
Closing stock price as of 12/31/96                         $12.125
Distribution rate based on the 12/31/96 dividend rate of
  ($0.060) as a percentage of the
  12/31/96 closing stock price(3)                             5.94%
Auction Preferred Share dividend rate of 12/31/96(4)          3.15%

The following table indicates the equivalent taxable yield of an investment based on the current distribution rate of 5.94% and the Trust's closing stock price of $12.125. If the common shares were purchased in the market at a price different than the listed closing stock price, the equivalent taxable yield would differ.


          Taxable Income(5)
-------------------------------------   Federal     Massachusetts     Combined       Equivalent
  Single Return        Joint Return     Tax Rate     Tax Rate(6)      Tax Rate  Taxable Yield(7)(8)
---------------------------------------------------------------------------------------------------
  $24,651-$59,750      $41,201-$99,600    28.00%       12.00%         36.64%           9.38%
 $59,751-$124,650     $99,601-$151,750    31.00%       12.00%         39.28%           9.78%
$124,651-$271,050    $151,751-$271,050    36.00%       12.00%         43.68%          10.55%
    Over $271,050        Over $271,050    39.60%       12.00%         46.85%          11.18%

(1)  Assumes an investment on 12/31/95, reinvestment of all distributions for the year ended 12/31/96, and sale of all shares on 12/31/96 (reinvestment in accordance with the Trust's dividend reinvestment plan).
(2)  Assumes an investment 12/31/95, reinvestment of all distributions for the year ended 12/31/96, and sale of all shares on 12/31/96, all at net asset value.
(3)  Distribution rate represents the monthly annualized distributions of the Trust and not the net investment income of the Trust.
(4)  See Note 2 to the Financial Statements for more information concerning Auction Preferred Share dividend reset periods.
(5)  The tax brackets shown are based on 1997 Federal income tax rates. Actual tax brackets may be higher due to the phaseout of personal exemptions and limitations on the deductibility of itemized deductions over certain ranges of income.Your actual bracket will vary depending on your income, exemptions and deductions. See your tax adviser.
(6)  Massachusetts tax rate applicable to taxable bond interest and dividends.
(7)  The equivalent yield is calculated assuming the combined effective Federal and state tax bracket, which takes into consideration the deductibility of state taxes paid but does not take into consideration the phaseout of personal exemptions for Federal income tax purposes.
(8)  A portion of the Fund's income could be subject to federal alternative minimum tax.




President's Letter

We are happy to report that The Massachusetts Health and Education Tax-Exempt Trust had a total return of 15.6% during the year ended December 31, 1996. That return was the result of a rise in share price from $11.125 on December 31, 1995 to $12.125 on December 31, 1996, and the
reinvestment of $0.706 per share in dividends.

A seesaw bond environment...

The Trust's excellent performance was especially noteworthy in light of a difficult investment climate for bond investors. The municipal bond market was characterized by heightened volatility as investors reacted to a seesaw interest rate environment and a politically-charged debate over the possibility of a flat tax.

At the outset of 1996, the economy seemed poised for a slowdown, and the Federal Reserve appeared ready to revive growth through interest rate reductions. In January, the Fed lowered the Federal Funds Rate - the rate banks charge each other for overnight loans and a key short-term interest rate barometer - to 5.25%. However, it soon became apparent that the economy was stronger than anticipated and that inflation, while still at a low level, would bear further watching. Long-term bond yields climbed steadily higher, reaching their peak in mid-June.

Investors were heartened by economic reports in the second half that showed a scenario of slow growth, low inflation, and nearly-full employment. In addition, the budget deficit, which had ballooned in the 1980s and had been so long the bane of fixed-income investors, fell to just 1.5% of gross domestic product. Against that favorable backdrop, the bond market rallied to close the year at higher levels than at mid-year.

Municipal supply will remain modest in 1997...

According to the Public Securities Association, state and local governments sold roughly $183 billion in securities in 1996, and will sell approximately the same volume in 1997. That is sharply lower than the supply levels for 1995 and earlier. With greatly reduced supply and increasing competition for bonds, municipal bonds should retain their value among tax-conscious investors.

Municipal bonds still represent good value...

We believe an investment in municipal bonds continues to represent good value for several reasons. First, the nation's economy should continue to grow at a fairly modest pace in 1997, which is favorable for bonds in general. Second, due to public demand, it is increasingly likely that Congress and the Clinton Administration will make progress toward a balanced budget. Third, with the equity markets having turned in two consecutive years of performances well above historical averages, investors may look for alternatives within the bond markets. Finally, the tax bite remains large and, for most investors, municipal bonds are the last remaining vehicle for tax relief. For these reasons, we believe that the municipal market will continue to be a favored avenue for tax-conscious investors. The Trust will continue to seek high, tax-free current income for its shareholders.

Sincerely,

/S/Thomas J. Fetter
Thomas J. Fetter
President
February 10, 1997



Investment Adviser's Letter

Dear Shareholders:

The bond market suffered a difficult year in 1996 as the economy turned in a slightly stronger-than-expected performance. However, while returns were relatively modest, the municipal market managed to outperform the taxable market. Discussion of a flat tax was tabled, while the likelihood of a middle class tax cut appeared increasingly problematic. Investors again began to recognize the inherent value of municipal bonds relative to their taxable counterparts.

The Massachusetts Economy...

The Massachusetts economy remained the pacesetter among the New England states. Job creation has been swift, with continued strength in financial services, biotechnology and selected areas of the technology sector. In addition, the state has fared very well financially, having recorded a surplus in 1996. As a result of that surplus, the state's "Rainy Day" fund will generate rebates to taxpayers. Massachusetts enjoys an investment grade credit rating of A1/A+, according to Moody's and Standard & Poor's, two prominent rating agencies.

Continuing efforts to add value to the Portfolio...

In our first full year of managing the Portfolio, we have taken advantage of several Eaton Vance strengths to improve performance and add value for the future:

* Increasing upside potential: We increased the potential capital appreciation of the Fund by improving the Portfolio's call protection and by focusing on discount bonds while deemphasizing par bonds.

* Increased yield: We reduced the Portfolio's weightings in insured bonds in favor of higher-yielding issues. In an increasingly generic market climate, that significantly improved the Fund's current income.

* Finding value in non-rated bonds: Quality spreads - the yield difference between bonds of varying quality - narrowed significantly in 1996. As a result, it is increasingly difficult to find a yield advantage among investment grade issues. How-ever, select non-rated bonds - a research specialty at Eaton Vance - offered the Fund attractive yield opportunities, while permitting us to adhere to our strict standards of creditworthiness.

As a measure of the Fund's success in 1996, I'm happy to report that the discount between the Fund's share price and its net asset value narrowed from 16.0% at December 31, 1995 to 6.8% at December 31, 1996.

Dana Farber: A model investment...

An example of the Portfolio's holdings during the year is an issue for Dana Farber Cancer Institute. As a world-renowned center for cancer treatment, Dana Farber is a magnet for research through its affiliation with major Boston-area hospitals. The Dana Farber issue is an example of the Portfolio's continuing attempts to focus on those well-regarded medical institutions that enjoy excellent financial stability and will likely remain among the elite institutions as the reshuffling continues in the health care industry.

Sincerely,

/S/ Robert B. MacIntosh,
Robert B. MacIntosh,
Portfolio Manager
February 10, 1997




The Massachusetts Health & Education Tax-Exempt Trust
Portfolio of Investments
December 31, 1996
-------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Investments -- 100%
-------------------------------------------------------------------------------------------------------------------------------
Ratings (Unaudited)
---------------------
                          Principal
             Standard     Amount
Moody's      & Poor's     (000 Omitted)     Security                                                                   Value
-------------------------------------------------------------------------------------------------------------------------------
                                            Education -- 19.6%
Aa           AA-          $1,600            Massachusetts Health & Education Facilities Authority (HEFA),
                                            Smith College, 5.75%, 7/1/16                                            $ 1,596,256
Aaa          AAA           1,000            Massachusetts HEFA, Massachusetts Institute
                                            of Technology, 5.00%, 7/1/23                                                908,700
A3           NR              500            Massachusetts Industrial Finance Agency (IFA),
                                            The Park School, 5.90%, 9/1/26                                              503,305
Baa1         BBB           2,110            Massachusetts IFA, Springfield College, 5.625%, 9/15/10                   2,025,199
A3           A-            1,500            Massachusetts IFA, Clark University, 7.00%, 7/1/12                        1,614,975
A1           A+            1,000            Massachusetts IFA, Holy Cross College, 6.45%, 1/1/12                      1,095,180
                                                                                                                    -----------
                                                                                                                    $ 7,743,615
                                                                                                                    -----------
                                            General Obligations -- 8.5%
Aa           AA-           1,000            Massachusetts Water Pollution Abatement Trust, 6.375%, 2/1/15           $ 1,058,850
A1           A+            2,000            University of Massachusetts Building Authority, 6.875%, 5/1/14            2,285,000
                                                                                                                    -----------
                                                                                                                    $ 3,343,850
                                                                                                                    -----------
                                            Hospitals -- 20.0%
NR           NR            2,330            Massachusetts HEFA, Atlanticare Medical Center, 8.00%, 12/1/13 (5)      $ 2,240,272
Aa           NR            1,500            Massachusetts HEFA, Daughters of Charity, 6.10%, 7/1/14                   1,547,910
A2           A             1,150            Massachusetts HEFA, New England Deaconess Hospital, 6.875%, 4/1/22        1,216,505
NR           A-              750            Massachusetts HEFA, Jordan Hospital, 6.875%, 10/1/22                        786,263
Baa2         BBB             800            Massachusetts HEFA, Sisters of Providence, 6.625%, 11/15/22                 805,496
NR           BBB-            400            Massachusetts HEFA, North Adams Hospital, 6.625% 7/1/18                     408,868
A1           A               750            Massachusetts HEFA, Dana Farber Cancer Institute, 5.50%, 12/1/27            711,608
                                                                                                                    -----------
                                                                                                                    $ 7,716,922
                                                                                                                    -----------
                                            Industrial Development Revenue -- 3.8%
A3           A-            1,500            Massachusetts IFA, General Motors, 5.55%, 4/1/09                        $ 1,507,275
                                                                                                                    -----------
                                            Insured Education -- 15.1%
Aaa          AAA           1,420            Massachusetts HEFA, Boston College, (FGIC), 6.625%, 7/1/21              $ 1,527,906
Aaa          AAA           1,765            Massachusetts HEFA, Northeastern University, (MBIA), 6.55%, 10/1/22       1,887,085
Baa2         AAA           1,000            Massachusetts HEFA, Suffolk University, (CLEE), 6.25%, 7/1/12             1,028,830
NR           AAA             515            Massachusetts IFA, Assumption College,(CLEE), 6.00%, 7/1/26                 521,386
Aaa          AAA           1,000            Massachusetts HEFA, Tufts University, (FGIC), 5.95%, 8/15/18              1,020,130
                                                                                                                    -----------
                                                                                                                    $ 5,985,337
                                                                                                                    -----------
                                            Insured Hospitals -- 30.0%
Aaa          AAA           1,000            Massachusetts HEFA, University Hospital, (MBIA), 7.25%, 7/1/19          $ 1,095,740
Aaa          AAA           1,000            Massachusetts HEFA, North Shore Medical Center, (MBIA), 5.625%, 7/1/14    1,001,080
NR           AAA             500            Massachusetts HEFA, Winchester Hospital, (CLEE), 5.80%, 7/1/09              509,485
Aaa          AAA           1,000            Massachusetts HEFA, South Shore Hospital, (MBIA), 5.50%, 7/1/20             971,750
NR           AAA             750            Massachusetts HEFA, Cape Cod Health System, (CLEE), 5.25%, 11/15/21         702,540
Aaa          AAA             250            Massachusetts HEFA, Massachusetts General Hospital,(AMBAC),
                                            5.25%, 7/1/23                                                               236,015
Aaa          AAA             800            Massachusetts HEFA, Baystate Medical Center, (FSA), 6.00%, 7/1/26           812,600
Aaa          AAA           1,500            Massachusetts HEFA, Baystate Medical Center, (FGIC), 5.00%, 7/1/20        1,372,215
Aaa          AAA           1,250            Massachusetts HEFA, Dana Farber Cancer Institute, (FGIC), 6.00%, 12/1/10  1,315,913
NR           AAA             595            Massachusetts HEFA, Valley Regional Health System, (CLEE), 5.75%, 7/1/18    589,199
Aaa          AAA             500            Massachusetts HEFA, Mt Auburn Hospital, (MBIA), 6.25%, 8/15/14              529,190
Aaa          AAA           1,725            Massachusetts HEFA, Addison Gilbert Hospital, (MBIA), 5.75%, 7/1/23       1,722,637
Aaa          AAA           1,000            Massachusetts HEFA, Berkshire Health System, (MBIA), 6.00%, 10/1/19       1,027,780
                                                                                                                    -----------
                                                                                                                    $11,886,144
                                                                                                                    -----------
                                            Nursing Homes -- 1.9%
NR           NR              750            Massachusetts IFA, Age Institute of Massachusetts, 8.05%, 11/1/25       $   762,165
                                                                                                                    -----------
                                            Transportation -- 1.1%
A1           A+              485            Massachusetts Turnpike Authority, 5.00%, 1/1/20                         $   442,373
                                                                                                                    -----------
                                            Total Tax-Exempt Investments (identified cost, $37,717,327)             $39,387,681
                                                                                                                    ===========

Notes to Portfolio:
(1) Portfolio Overview:
                         Number of Issues                      36
                         Average Maturity (Years)            20.7
                         Effective Maturity (Years)          12.9
                         Average Call (Years)                 7.6
                         Duration (Years)                     8.1
                         Average Rating                       AA-
                         Average Coupon                     6.25%

(2) Massachusetts HEFA Securities -- At December 31, 1996, the Trust held securities issued by the Massachusetts Health &
    Education Facilities Authority (HEFA) with a value of $27,571,973 (representing 70.0% of total investments).

(3) Insured Investments -- The Trust invests primarily in debt securities issued by the Commonwealth of Massachusetts and its municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 1996, 45.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The Trust's investment in insured securities by financial institution are as follows:


                                                                             Percentage
                                                                              of Total
                                                                Value        Investments
                                                             -----------     -----------
Municipal Bond Insurance Association (MBIA)                   $8,235,262         20.9%
Financial Guaranty Insurance Company (FGIC)                    5,236,164         13.3%
College Construction Loan Insurance Corporation (CLEE)         3,351,440          8.5%
Financial Security Assurance Incorporated (FSA)                  812,600          2.1%
American Municipal Bond Assurance Corporation, Inc. (AMBAC)      236,015          0.6%
                                                             -----------     -----------
  Total Insured Securities                                   $17,871,481         45.4%
                                                             ===========     ===========
(4) Summary of Ratings:
                                               Percentage
              Number                            of Total
Ratings     of Issues          Value           Investments
--------    ---------       -----------        -----------
AAA/Aaa         19          $18,780,181           47.7%
AA/Aa            3            4,203,016           10.7%
A/A              9           10,162,484           25.8%
BBB/Baa          3            3,239,563            8.2%
NR               2            3,002,437            7.6%
                --          -----------          -----
Total           36          $39,387,681          100.0%
                ==          ===========          =====

The ratings indicated are the most recent Moody's and Standard & Poors ratings believed to be available at December 31,
1996. NR indicates no rating is available for the security. Ratings are generally ascribed to securities at time of issuance.
While the rating agencies may from time to time revise such ratings, they undertake no responsibility to do so, and the ratings indicated do not necessarily represent ratings the agencies would ascribe to these securities at December 31, 1996.

(5) Private Placement Security -- Information relating to the initial acquisition and market valuation of the private placement security is presented below:


                                        Acquisition       Current                       Percentage
                                            Cost           Cost            Value       of Net Assets
                                        -----------     ----------       ----------    -------------
Massachusetts HEFA,
  Atlanticare Medical Center "AMC"      $2,450,000      $2,330,000       $2,240,272         5.60%
  (acquired 12/15/93)                   ==========      ==========       ==========         ====

AMC has no outstanding publicly offered securities of the same class as the private placement security held by the
Trust. The Trust will bear the costs, if any, relating to the disposition of the private placement security, including costs associated with registering the securities under the Securities Act of 1933, if necessary.

The accompanying notes are an integral part of the financial statements





The Massachusetts Health & Education Tax-Exempt Trust
Financial Statements

Statements of Assets and Liabilities
December 31, 1996
-------------------------------------------------------------------------------------------------------------------
Assets:
Total Investments, at value (identified cost, $37,717,327)                                              $39,387,681
Interest receivable                                                                                         842,270
Deferred organization expenses                                                                                5,699
                                                                                                        -----------
Total assets                                                                                            $40,235,650
                                                                                                        -----------
Liabilities:
Due to Bank                                                                      $   147,403
Accrued Trustees' fees                                                                 5,625
Accrued expenses and other liabilities                                                43,867
                                                                                 -----------
Total liabilities                                                                                       $   196,895
                                                                                                        -----------
Net Assets                                                                                              $40,038,755
                                                                                                        ===========
Net assets were comprised of:
Auction Preferred Shares, $0.01 par value; 400 shares
authorized, 200 shares issued and outstanding at $50,000
per share liquidation preference (Note 2)                                                               $10,000,000
Common Shares, $0.01 par value; unlimted number of shares
authorized, 2,307,763 shares issued and outstanding                                                          23,078
Additional paid-in capital                                                                               31,948,258
Accumulated net realized loss from investment transactions                                               (3,648,789)
Undistributed net investment income                                                                          45,854
Unrealized appreciation of investments                                                                    1,670,354
                                                                                                        -----------
Net Assets                                                                                              $40,038,755
                                                                                                        ===========
Net assets applicable to preferred shareholders:
Auction preferred shares at liquidation value                                                           $10,000,000
Cumulative undeclared dividends                                                                               5,179
                                                                                                        -----------
                                                                                                        $10,005,179
Net assets applicable to common shareholders                                                             30,033,576
                                                                                                        -----------
Total                                                                                                   $40,038,755
                                                                                                        ===========
Net asset value per common share ($30,033,576 divided by 2,307,763
common shares issued and outstanding)                                                                        $13.01
                                                                                                             ======

The accompanying notes are an integral part of the financial statements





Statements of Operations
For  the Year Ended December 31, 1996
-----------------------------------------------------------------------------------------------------------------
Investment Income:
Interest income                                                                                        $2,407,638
                                                                                                       ----------
Expenses:
Investment advisory fee (Note 4)                                                $  137,273
Administration fee (Note 4)                                                         57,016
Trustees fees (Note 4)                                                              22,500
Custodian and tranfer agent fees                                                    56,136
Legal and auditing services                                                         44,424
Preferred share remarketing agent fee                                               25,067
Rating agency fees                                                                  13,000
Printing and postage                                                                11,588
Exchange membership fees                                                             7,500
Preferred shares auction agent fees                                                  5,188
Amortization of organization expenses                                                3,609
Miscellaneous                                                                        9,744
                                                                                ----------
Total operating expenses                                                           393,045
Deduct -- Reduction of custodian fees                                                4,844
                                                                                ----------
Net operating expenses                                                                                    388,201
                                                                                                       ----------
Net Investment Income                                                                                  $2,019,437
                                                                                                       ----------
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss from investment transactions                                                         $   (3,793)
Net change in unrealized appreciation of investments                                                     (593,126)
                                                                                                       ----------
Net Loss on Investments                                                                                $ (596,919)
                                                                                                       ----------
Net Increase in Net Assets Resulting from Operations                                                   $1,422,518
                                                                                                       ==========

The accompanying notes are an integral part of the financial statements





Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                                                              Year Ended
                                                                                             December 31,
                                                                                   --------------------------------
                                                                                      1996                 1995
                                                                                   -----------          -----------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                              $ 2,019,437          $ 1,932,581
Net realized loss from investment transactions                                          (3,793)            (711,583)
Net change in unrealized appreciation of investments                                  (593,126)           5,184,179
                                                                                   -----------          -----------
Net increase in net assets from operations                                           1,422,518            6,405,177
                                                                                   -----------          -----------
Dividends and Distributions:
Preferred Shareholders
From net investment income                                                            (307,103)            (340,334)
Distributions in excess of net investment income                                            --               (7,916)
Common Shareholders
From net investment income                                                          (1,629,252)          (1,592,247)
Distributions in excess of net investment income                                            --              (37,034)
                                                                                   -----------          -----------
Total dividends and distributions to shareholders                                   (1,936,355)          (1,977,531)
                                                                                   -----------          -----------
Net Increase (Decrease) in Net Assets                                                 (513,837)           4,427,646
Net Assets:
At beginning of period                                                              40,552,592           36,124,946
                                                                                   -----------          -----------
At end of period, including undistributed (distributions in excess of)
net investment income of $45,854 and ($40,881), respectively                       $40,038,755          $40,552,592
                                                                                   ===========          ===========

The accompanying notes are an integral part of the financial statements





Financial Highlights
Selected data for a common share outstanding during each period
----------------------------------------------------------------------------------------------------------------
                                                                            Year Ended December 31,
                                                                  ----------------------------------------------
                                                                    1996         1995        1994         1993(a)
                                                                  -------      -------      -------      -------
Net asset value, beginning of period (common shares)              $ 13.24      $ 11.32      $ 14.24      $ 13.98(b)
                                                                  -------      -------      -------      -------
Investment Operations:
Net investment income                                                0.88(i)      0.84         0.88         0.26
Net realized and unrealized gain(loss) on investments               (0.27)        1.94        (2.87)        0.39
                                                                  -------      -------      -------      -------
Total from investment operations                                     0.61         2.78        (1.99)        0.65
                                                                  -------      -------      -------      -------
Less Distributions:
Preferred Shareholders:
From net investment income                                          (0.13)       (0.15)(g)    (0.12)          --
Common Shareholders:
From net investment income                                          (0.71)       (0.69)       (0.81)       (0.21)
Distributions in excess of net investment income                       --        (0.02)          --           --
From net realized gains on investments                                 --           --           --        (0.02)
Distributions required for excise tax purposes in excess
of net realized gains                                                  --           --           --        (0.03)
                                                                  -------      -------      -------      -------
Total distributions                                                 (0.84)       (0.86)       (0.93)       (0.26)
                                                                  -------      -------      -------      -------
Preferred share offering costs                                         --           --           --        (0.13)(c)
                                                                  -------      -------      -------      -------
Net asset value, end of period (Common shares)                    $ 13.01      $ 13.24      $ 11.32      $ 14.24
                                                                  =======      =======      =======      =======
Per share market value, end of period (Common shares)             $12.125      $11.125      $10.375      $15.500
                                                                  =======      =======      =======      =======
Total investment return at market value                             15.61%       14.12%      (28.66%)       5.04%
                                                                  =======      =======      =======      =======
Ratios/Supplemental Data:
Net assets, end of period (000 omitted)                           $40,039      $40,553      $36,125      $42,850
Ratios: (as a percentage of average total net assets)
Expenses (h)                                                         1.00%        1.17%(f)     1.02%(f)     1.16%(e)(f)
Expenses, after expense reductions (h)                               0.98%          --           --           --
Net investment income                                                5.12%        5.01%(f)     5.25%(f)     4.19%(e)(f)
Ratios: (as a percentage of average common net assets)
Expenses (d)(h)                                                      1.34%        1.58%(f)     1.37%(f)     1.21%(e)(f)
Expenses, after expense reductions (d)(h)                            1.32%          --           --           --
Net investment income (d)                                            6.86%        6.75%(f)     7.08%(f)     4.36%(e)(f)
Portfolio turnover rate                                                44%          28%         123%          63%

The Financial Highlights summarize the impact of net investment income, gains (losses) and distributions on the Trust's net asset value per common share since the commencement of operations. Additionally, important relationships between certain financial statement items are expressed in ratio form.

(a) The Trust commenced operations on July 30, 1993.
(b) Net of common share offering costs of $0.07.
(c) Auction Preferred Shares were issued on December 13, 1993.
(d) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average common net assets reflects the Trust's leveraged capital structure.
(e) Annualized.
(f) Reflects expense waivers by the Advisor, Administrator, and Shareholder Servicing Agent during the periods. If the
    Trust had borne all expenses, net investment income per common share for the year ended December 31, 1995, the year ended December 31, 1994 and the period ended December 31, 1993 would have decreased by $0.05, $0.04 and $0.01, respectively
(g) Includes distributions in excess of net investment income of $0.003 per common share.
(h) The expense ratios for the year ended December 31, 1996 have been adjusted to reflect a change in reporting requirements.
    The new reporting guidelines require the Trust to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the three years in the period ended December 31, 1995 have not been adjusted to reflect this change.
(i) Computed using average shares outstanding throughout the period.

The accompanying notes are an integral part of the financial statements




Notes to Financial Statements
December 31, 1996

(1) General Information and Significant Accounting Policies

The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Trust's investment objective is to earn a high level of current income exempt from regular Federal income taxes and Massachusetts personal income taxes consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in "investment grade" tax-exempt obligations issued by the Massachusetts Health and Education Facilities Authority on behalf of participating not-for-profit institutions.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, in accordance with generally accepted accounting principles.

Securities Valuation. Municipal securities are normally valued at the mean between the quoted bid and asked prices obtained from a pricing service. Municipal securities which are not valued by a pricing service will be valued on the basis of three dealer quotes or, if such quotes are unavailable, such other available market information. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Futures and options on futures contracts traded on an exchange will be valued at last settlement price. In the event of unusual market disruptions affecting valuation, the Pricing Committee of the Trustees will be consulted.

Securities Transactions. Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

Interest Income. Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or discounts on long term debt securities when required for federal income tax purposes.

Federal Income Taxes. The Trust has complied and intends to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies by distributing all of its income, including any net realized gains from investments, to shareholders. Therefore, no federal income tax provision is required. In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal securities, which are exempt from regular federal and Massachusetts income taxes when received by the Trust, as exempt interest dividends.

At December 31, 1996, the Trust for federal income tax purposes had a capital loss carryover of $3,531,544, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryovers will expire on December 31, 2002 ($2,365,891), and December 31, 2003 ($1,165,653).

Organization and Offering Costs. Costs incurred by the Trust in connection with its organization have been capitalized and are being charged to operations ratably over a period of 60 months. Costs incurred by the Trust in connection with the offerings of the common shares and Auction Preferred Shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

Expense Reductions. Investors Bank & Trust Company (IBT) serves the Trust as its Custodian and Transfer Agent. Pursuant to its service agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. All significant credits used to reduce IBT's fee are reported as a reduction of expenses on the statement of operations.

Use of Estimates. The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

(2) Auction Preferred Shares

The Trust currently has 200 Auction Preferred Shares outstanding. The Auction Preferred Shares are redeemable at the option of the Trust on any dividend payment date at the redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared). On September 3, 1996, Standard & Poor's became the Rating Agent for the Trust's Auction Preferred Shares, issuing an initial rating of AAA.

Under the Investment Company Act of 1940, the Trust is required to maintain asset coverage of at least 200% with respect to the Auction Preferred Shares as of the last business day of each month in which any Auction Preferred Shares are outstanding. Additionally, the Trust is required to meet more stringent asset coverage requirements under the terms of the Auction Preferred Shares and in accordance with the guidelines prescribed by Standard & Poor's. Should these requirements not be met, or should dividends accrued on the Auction Preferred Shares not be paid, the Trust may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the Auction Preferred Shares. At December 31, 1996, there were no such restrictions on the Trust.

(3) Distributions to Shareholders

Distributions to common shareholders are recorded on the ex-dividend date and are paid on the last business day of each month. On December 10, 1996, the Trustees declared a monthly income dividend to the Trust's common shareholders of $0.061 per share. The dividend is payable on January 31, 1997 to shareholders of record on January 15, 1997, the ex-dividend date.

Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction. Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on December 31, 1996 was 3.15%. For the year ended December 31, 1996, the Trust paid dividends to Auction Preferred shareholders amounting to $307,103, representing an average Auction Preferred Share dividend rate for such period of 3.07%.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition of or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital. During the year ended December 31, 1996, $3,653 was reclassified from accumulated net realized loss on investment transactions to undistributed net investment income due to permanent differences between book and tax accounting for market discount. Net investment income, net realized gains and net assets were not affected by these reclassifications.

(4) Investment Advisory Fees and Transactions with Affiliates

The Trust has entered into an Advisory Agreement with Eaton Vance Management ("Eaton Vance"), under which Eaton Vance will furnish the Trust with investment research and advisory services. For the year ended December 31, 1996, the fee paid for such services amounted to $137,273 and was equivalent to 0.35% of the average daily net assets of the Trust, including net assets attributable to any Auction Preferred Shares outstanding.

In addition, the Trust also entered into an Administration Agreement with Eaton Vance, under which Eaton Vance will manage and administer the Trust's business affairs and, in connection therewith, furnish for use of the Trust, office space and all necessary office facilities, equipment, and personnel for administering the affairs of the Trust. For the year ended December 31, 1996, the fee paid for such services amounted to $57,016 and was equivalent to 0.15% of the average daily net assets of the Trust, including net assets attributable to any Auction Preferred Shares outstanding. During the year ended December 31, 1996, Eaton Vance was obligated to waive all or a portion of its Administration fee so that the normal annual operating expenses of the Trust would not exceed 1.00% of average daily net assets for the year. During the year ended December 31, 1996, the normal annual operating expenses of the Trust amounted to 0.98% of average daily net assets, therefore no fee waiver was necessary. For the year ending December 31, 1997, a fee waiver will be implemented if the Trust's normal annual operating expenses exceed 0.95% of the Trust's average daily net assets.

Trustees who are not affiliates of Eaton Vance, the Commonwealth of Massachusetts Attorney General's office or Massachusetts Health and Educational Facilities Authority (the "Authority") are eligible to receive an annual fee of $7,500. One Trustee elected to waive his fee for the year ended December 31, 1996.

(5) Securities Transactions

Purchases and sales (including maturities) of portfolio securities during the year ended December 31, 1996, aggregated $17,297,369 and $17,245,334, respectively. There were no purchases and sales of short-term municipal securities during the year ended December 31, 1996.

The identified cost and unrealized appreciation (depreciation) in value of the investments owned by the Trust at December 31, 1996, as computed for federal income tax purposes, were as follows:

Identified cost                           $37,865,737
                                          ===========
Gross unrealized appreciation             $ 1,686,617
Gross unrealized depreciation                 164,673
                                          -----------
Net unrealized appreciation               $ 1,521,944
                                          ===========

(6) Capital Transactions

The Declaration of Trust allows the Trustees to issue an unlimited number of $0.01 par value shares of common stock. At December 31, 1996, the Trust had 2,307,763 common shares issued and outstanding. There were no capital transactions during the two years ended December 31, 1996 and 1995.


(7) Quarterly Results from Operations (Unaudited)

                                                         Net Realized           Net Increase
                        Gross             Net           and Unrealized         (Decrease) in
                      Investment       Investment       Gain (Loss) on        Net Assets from         Market Price
                        Income           Income           Investments            Operations              on AMEX
----------------------------------------------------------------------------------------------------------------------
                     Total    Per     Total    Per      Total       Per        Total      Per
Quarter Ended       (000's)  Share   (000's)  Share    (000's)     Share      (000's)    Share       High        Low
----------------------------------------------------------------------------------------------------------------------
March 31, 1994        $610   $0.26     $510   $0.22    ($4,118)   ($1.79)    ($3,608)   ($1.57)     $15.625    $13.625
June 30, 1994          615    0.27      524    0.23        (48)    (0.02)        476      0.21       13.875     12.875
September 30, 1994     605    0.26      488    0.21     (1,231)    (0.53)       (743)    (0.32)      13.250     11.625
December 31, 1994      603    0.26      516    0.22     (1,237)    (0.53)       (721)    (0.31)      11.500      9.625
                    --------------------------------------------------------------------------
                    $2,433   $1.05   $2,038   $0.88    ($6,634)   ($2.87)    ($4,596)   ($1.99)
                    --------------------------------------------------------------------------
March 31, 1995        $605   $0.26     $511   $0.22     $1,939     $0.84      $2,450     $1.06      $11.875    $10.500
June 30, 1995          593    0.26      493    0.21        265      0.12         758      0.33       11.750     10.375
September 30, 1995     595    0.26      495    0.21        650      0.28       1,145      0.49       11.750     10.875
December 31, 1995      592    0.25      434    0.20      1,618      0.70       2,052      0.90       11.500     10.875
                    --------------------------------------------------------------------------
                    $2,385   $1.03   $1,933   $0.84     $4,472     $1.94      $6,405     $2.78
                    --------------------------------------------------------------------------
March 31, 1996        $600   $0.26     $507   $0.22    ($1,533)   ($0.66)    ($1,026)   ($0.44)     $12.000    $11.125
June 30, 1996          602    0.26      508    0.22         (9)    (0.01)        499      0.21       11.750     10.875
September 30, 1996     604    0.26      514    0.22        449      0.20         963      0.42       11.875     11.375
December 31, 1996      602    0.26      490    0.22        496      0.20         986      0.42       12.500     11.875
                    --------------------------------------------------------------------------
                    $2,408   $1.04   $2,019   $0.88      ($597)   ($0.27)     $1,422     $0.61
                    --------------------------------------------------------------------------


The Massachusetts Health & Education Tax-Exempt Trust
Report of Independent Accountants


To the Trustees and Shareholders of
The Massachusetts Health & Education Tax-Exempt Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 7, 1997


The Massachusetts Health & Education Tax-Exempt Trust
Other Information

From time to time in the future, the Trust may effect redemptions and/or repurchases of its Auction Preferred Shares as provided in the applicable constituent instruments or as agreed upon by the Trust and holders of Auction Preferred Shares. The Trust would effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.


The Massachusetts Health & Education Tax-Exempt Trust
Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which common shareholders may elect to have dividends and capital gains distributions reinvested in common shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common shareholders may join or withdraw from the Plan at any time.

If you decide to participate in the Plan, Investors Bank & Trust
Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in common shares of the Trust in your account.

How the Plan Works
Under the Plan, participants in the Plan will have their dividends reinvested in common shares of the Trust on valuation date. If the market price per common share on valuation date equals or exceeds net asset value per common share on that date, the Trust will issue new common shares to participants at the higher of net asset value or 95% of the market price. If net asset value per common share on valuation date exceeds the market price per common share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the common shareholders only in cash, the agent will buy common shares in the open market on the American Stock Exchange, or elsewhere. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per common share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's common shares, resulting in the acquisition of fewer common shares than if the dividend or distribution had been paid in common shares issued by the Trust.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares received pursuant to the Plan. Holders of common shares who do not elect to participate in the Plan will receive all such amounts in cash paid by check mailed directly to the record shareholder by Investors Bank & Trust Company, as dividend paying agent.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan.

Costs of the Plan
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

Tax Implications
Plan participants will receive tax information annually for personal records and to help prepare federal income tax returns. The automatic reinvestment of dividends and capital gains distributions does not relieve plan participants of any income tax which may be payable on dividends or distributions.

Right to Withdraw
Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the above address. If you withdraw, you will receive a share certificate in your name for all full common shares credited to your account under the Plan and a cash payment for any fraction of a share credited to your account. If you desire, the Plan Agent will sell your shares in the Plan and send you the proceeds of the sale, less brokerage commissions and a $2.50 service fee.

How to Participate
If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

Any inquiries regarding the Plan can be directed to Investors Bank & Trust Company at 1-800-553-1916.


The Massachusetts Health & Education Tax-Exempt Trust
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.


The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan provided above.

                   ----------------------------------------------------
                   Please print exact name on account:

                   ----------------------------------------------------
                   Shareholder signature       Date

                   ----------------------------------------------------
                   Shareholder signature       Date

                   Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

The authorization form, when signed, should be mailed to the following address:

                   Investors Bank & Trust Company
                   P.O. Box 1537, MFD23
                   Boston, MA 02205-1537


Investment Management

EV Massachusetts
Health & Education
Tax-Exempt Trust
24 Federal Street
Boston, MA 02110


Officers
Thomas J. Fetter, CFA
President

Robert B. MacIntosh, CFA
Vice President and Portfolio Manager

James L. O'Connor
Treasurer

Eric G. Woodbury, Esq.
Secretary

Douglas C. Miller
Assistant Treasurer and
Assistant Secretary


Board of Trustees
Walter B. Prince, Esq., Chairman
Partner, Peckham, Lobel, Casey, Prince & Tye

James F. Carlin
Chairman of the Massachusetts
Board of Higher Education and Chairman
& CEO of Carlin Consolidated, Inc.

Thomas H. Green III, Esq.
First Assistant Attorney General for the
Commonwealth of Massachusetts

Edward M. Murphy
Senior Vice President, Tucker Anthony,
Inc., and Former Executive Director of the
Massachusetts Health and Education
Facilities Authority

James M. Storey, Esq.
Trustee, various investment companies



(This Page Intentionally Left Blank)



Address
The Massachusetts Health & Education
Tax-Exempt Trust
24 Federal Street
Boston, Massachusetts 02110
1-800-225-6265

Investment Adviser and Administrator
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Custodian, Transfer Agent,
Dividend Disbursing Agent and Registrar
Investors Bank & Trust Company
P.O. Box 1537, MFD23
Boston, Massachusetts 02205-1537
1-800-553-1916

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110